LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

COLLECTION PERIOD:        OCTOBER 1-31, 2003                          PAYMENT DATE:    NOV 17 2003
DETERMINATION DATE:       NOV 10 2003                                 REPORT BRANCH:   2021

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                  TOTAL        CLASS A-1       CLASS A-2     CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages               100.00%         14.20%         30.00%          23.20%         29.60%          97.00%         3.00%
Original Pool Balance    250,000,000.00  35,500,000.00  75,000,000.00   58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Note Balance Total       250,000,000.00  35,500,000.00  75,000,000.00   58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Number of Contracts              14,337
Class Pass Through Rates                        1.840%         2.470%          3.175%         3.983%                        8.500%
Senior Strip                   0.25000%
Servicing Fee Rate             2.20000%
Indenture Trustee Fee          0.00350%
Custodian Fee                  0.02100%
Backup Servicer Fee            0.02150%
Insurance Premium Fee          0.35000%

Initial Weighted Average
     APR                      14.78400%
Initial Weighted Average
     Monthly Dealer
     Participation Fee Rate    0.00000%
Initial Weighted Average
     Adjusted APR (net of
     Monthly Dealer
     Participation) of
     Remaining Portfolio      14.78400%
Initial Weighted Average
     Remaining Term               64.00
Initial Weighted Average
     Original Term                67.00

------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                   TOTAL        CLASS A-1   CLASS A-2     CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------

BOP:
Total Pool Balance           164,583,977.46        0.00  27,646,458.12   58,000,000.00  74,000,000.00  159,646,458.12  4,937,519.34
Total Note Balance           160,232,296.74        0.00  27,646,458.12   58,000,000.00  74,000,000.00  159,646,458.12    585,838.62

EOP:
Class Percentages                   100.00%                                                                    97.00%         3.00%
Number of Current Month
     Closed Contracts                   277
Number of Reopened Loans                  0
Number of Contracts - EOP            10,811
Total Pool Balance - EOP     158,206,865.74        0.00  21,460,659.75   58,000,000.00  74,000,000.00  153,460,659.75  4,746,205.99
Total Note Balance - EOP     153,460,659.75        0.00  21,460,659.75   58,000,000.00  74,000,000.00  153,460,659.75          0.00

Class Collateral Pool
     Factors                     0.61384264  0.00000000     0.28614213      1.00000000     1.00000000                    0.00000000

Weighted Average APR of
     Remaining Portfolio          14.77797%
Weighted Average Monthly
     Dealer Participation
     Fee Rate                      0.00000%
Weighted Average Adjusted
     APR (net of Monthly
     Dealer Participation)
     of Remaining Portfolio       14.77797%
Weighted Average
     Remaining Term                   50.53
Weighted Average
     Original Term                    66.84

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                                   CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:                Principal                                             2,263,231.94
                                 Interest                                              1,962,657.82
Early Payoffs:                   Principal Collected                                   2,547,435.70
                                 Early Payoff Excess Servicing Compensation                  288.61
                                 Early Payoff Principal Net of Rule of 78s Adj.        2,547,147.09              178
                                 Interest                                                 36,339.85
Liquidated Receivable:           Principal Collected                                     194,973.52
                                 Liquidated Receivable Excess Servicing Compensation           0.00
                                 Liquidated Receivable Principal Net of Rule of 78s Adj  194,973.52               99
                                 Interest                                                 (1,627.28)
Cram Down Loss:                  Principal                                                     0.00
Purchase Amount:                 Principal                                                     0.00                0
                                 Interest                                                      0.00
                                 Total Principal                                       5,005,352.55
                                 Total Interest                                        1,997,370.39
                                 Total Principal and Interest                          7,002,722.94
Recoveries                                                                               479,742.15
Excess Servicing Compensation                                                                288.61
Late Fees & Miscellaneous Fees                                                            34,027.53
Collection Account Customer Cash                                                       7,516,781.23
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                                       4,115.64
Servicer Simple Interest Shortfall or (Excess)                                           (39,716.39)
Simple Interest Excess to Spread Account                                                       0.00
Available Funds                                                                        7,481,180.48


------------------------------------------------------------------------------------------------------------------------------------
                                                                                           DISTRIBUTION     SHORTFALL / DRAW
DISTRIBUTION                                                                                  AMOUNT        DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           7,481,180.48
Monthly Dealer Participation Fee                                                  0.00     7,481,180.48           0.00
Prior Unpaid Dealer Participation Fee                                             0.00     7,481,180.48

Servicing Fees:                   Current Month Servicing Fee               301,737.29
                                  Prior Period Unpaid Servicing Fee               0.00
                                  Late Fees & Miscellaneous Fees             34,027.53
                                  Excess Servicing Compensation                 288.61
                                  Total Servicing Fees:                     336,053.43     7,145,127.05           0.00
Senior Strip:                                                                34,288.33     7,110,838.72           0.00
Indenture Trustee Fee                                                           467.34     7,110,371.38           0.00
Custodian Fee                                                                 2,880.22     7,107,491.16           0.00
Backup Servicer Fee                                                           2,948.80     7,104,542.36           0.00
Prior Unpaid Indenture Trustee Fee                                                0.00     7,104,542.36           0.00
Prior Unpaid Custodian Fee                                                        0.00     7,104,542.36           0.00
Prior Unpaid Backup Servicing Fee                                                 0.00     7,104,542.36           0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          DISTRIBUTION     SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                       AMOUNT        DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:              Current Month                              0.00     7,104,542.36           0.00
                                      Prior Carryover Shortfall                  0.00     7,104,542.36
Class A-2 Note Interest:              Current Month                         56,905.63     7,047,636.73           0.00
                                      Prior Carryover Shortfall                  0.00     7,047,636.73
Class A-3 Note Interest:              Current Month                        153,458.33     6,894,178.40           0.00
                                      Prior Carryover Shortfall                  0.00     6,894,178.40
Class A-4 Note Interest:              Current Month                        245,618.33     6,648,560.07           0.00
                                      Prior Carryover Shortfall                  0.00     6,648,560.07
Class A-1 Note Principal:             Current Month                              0.00     6,648,560.07           0.00
                                      Prior Carryover Shortfall                  0.00     6,648,560.07
Class A-2 Note Principal:             Current Month                      6,185,798.37       462,761.70           0.00
                                      Prior Carryover Shortfall                  0.00       462,761.70
Class A-3 Note Principal:             Current Month                              0.00       462,761.70           0.00
                                      Prior Carryover Shortfall                  0.00       462,761.70
Class A-4 Note Principal:             Current Month                              0.00       462,761.70           0.00
                                      Prior Carryover Shortfall                  0.00       462,761.70
Certificate Insurer:                  Premium                               44,759.36       418,002.34           0.00
                                      Reimbursement Obligations                  0.00       418,002.34

Expenses:                             Trust Collateral Agent                     0.00       418,002.34           0.00
                                      Indenture Trustee                          0.00       418,002.34           0.00
                                      Custodian                                  0.00       418,002.34           0.00
                                      Backup Servicer                            0.00       418,002.34           0.00
Senior Strip Allocation                                                          0.00       418,002.34
Class B Note Interest:                Current Month                          4,149.69       448,140.98           0.00
                                      Prior Carryover Shortfall                  0.00       448,140.98
Distribution to the Class B Reserve Account                                      0.00       448,140.98
Distribution (from) the Class B Reserve Account                                  0.00       448,140.98
Distribution to (from) the Spread Account                                  448,140.98             0.00

------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:   BOP Liquidated Receivable Principal Balance         1,566,732.69
                          Liquidation Principal Proceeds                        194,973.52
                          Principal Loss                                      1,371,759.17
                          Prior Month Cumulative Principal Loss LTD          15,038,776.45
                          Cumulative Principal Loss LTD                      16,410,535.62

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
DELINQUENCY STATUS:         # OF CONTRACTS         AMOUNT         % OF TOTAL POOL BALANCE
Current                           7,340        106,212,770.40              67.14%
1-29 Days                         3,112         46,742,236.51              29.55%
30-59 Days                          197          2,786,822.18               1.76%
60-89 Days                           95          1,415,167.84               0.89%
90-119 Days                          48            756,640.68               0.48%
120 Days or More                     19            293,228.13               0.19%
Total                            10,811        158,206,865.74             100.00%


TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                            Trigger        Trigger    Event of Default    Event of
                          Current Month    Threshold        Event        Threshold        Default
Average Delinquency Ratio   2.32083%         8.00%           NO            10.00%            NO
Cumulative Default Rate       7.18%         12.24%           NO            14.08%            NO
Cumulative Loss Rate          3.92%          6.12%           NO            7.04%             NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:

                              CERTIFICATE INVENTORY                                             RECOVERY INVENTORY
                                  # OF CONTRACTS       AMOUNT *                                   # OF CONTRACTS        AMOUNT *
Prior Month Inventory                  45            779,743.44      Prior Month Inventory               25           441,990.85
Current Month Repos                    57            855,317.10      Current Month Repos                 64         1,076,679.42
Repos Actually Liquidated              41            715,841.27      Repos from Trust Liquidation         1             8,902.77
Repos Liquidated at 60+ or 150+         1              8,902.77      Repos Actually Liquidated           62         1,065,307.83
Dealer Payoff                           0                  0.00      Dealer Payoff                        0                 0.00
Redeemed / Cured                        1             14,134.66      Redeemed / Cured                     0                 0.00
Purchased Repos                         0                  0.00      Purchased Repos                      0                 0.00
Current Month Inventory                59            896,181.84      Current Month Inventory             28           462,265.21


* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.


LIQUIDATED RECEIVABLE STATISTICS:

                             # OF CONTRACTS        AMOUNT
Current Month Balance                99        1,566,732.69
Cumulative Balance                1,136       17,950,961.60
Current Month Proceeds                           193,346.24
Cumulative Proceeds                            1,531,789.63
Current Month Recoveries                         479,742.15
Cumulative Recoveries                          6,617,699.95



                                          RECEIVABLES LIQUIDATED AT 150 OR
                                          MORE DAYS DELINQUENT, 60 OR MORE
                                          DAYS PAST THE DATE AVAILABLE FOR                CUMULATIVE RECEIVABLES
                                          SALE AND BY ELECTION:                           LIQUIDATED AT 150+ AND 60+:

                                               Balance            Units                      Balance              Units
Prior Month                                   37,289.53             3                      210,642.80              12
Current Trust Liquidation Balance              8,902.77             1                        8,902.77               1
Current Monthly Principal Payments              (664.41)
Reopened Loan Due to NSF                       4,796.97             2
Current Repurchases                                0.00             0
Current Recovery Sale Proceeds                     0.00            (2)
Deficiency Balance of Sold Vehicles          (11,512.99)
EOP                                           38,811.87             4                      219,545.57              13


SPREAD ACCOUNT RECONCILIATION
                                                             REQUISITE AMOUNT:   12,656,549.26
Total Deposit                              3,750,000.00
BOP Balance                               13,166,718.20
Remaining Distribution Amount                448,140.98
Simple Interest Excess to Spread Account              -
Investment Income                              9,688.32
Current Month Draw                                    -
EOP Balance Prior to Distribution         13,624,547.50

Current Spread Account Release Amount        967,998.24

EOP Balance                               12,656,549.26

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION
                                                            SPECIFIED CLASS B
                                                            RESERVE BALANCE:         0.00
Total Deposit                              2,812,500.00
BOP Balance                                1,837,720.70
Excess Due Class B Reserve
     From Spread Account                     967,998.24
Senior Strip                                       0.00
Investment Income                              1,331.03
Current Month Draw                                    -
EOP Balance Prior to Distribution          2,807,049.97

Class B Reserve Account Release Amount     2,807,049.97

EOP Balance                                        0.00

     Class B Principal Payment Amount        585,838.62

     Distribution to Certificateholder     2,221,211.35


TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

------------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                        CUMULATIVE GROSS DEFAULT:
------------------------------------------------------------------------------------------------------------------------------------
         UP TO MONTH      TRIGGER EVENT      EVENT OF DEFAULT      UP TO MONTH      TRIGGER EVENT      EVENT OF DEFAULT
               3              1.53%                1.95%                3                3.06%               3.90%
               6              2.76%                3.50%                6                5.53%               7.00%
               9              3.96%                4.87%                9                7.91%               9.74%
              12              5.22%                5.97%               12               10.45%              11.94%
              15              6.12%                7.04%               15               12.24%              14.08%
              18              6.64%                7.85%               18               13.28%              15.70%
              21              7.17%                8.55%               21               14.33%              17.10%
              24              7.65%                9.14%               24               15.30%              18.27%
              27              8.10%                9.58%               27               16.19%              19.17%
              30              8.47%                9.98%               30               16.94%              19.97%
              33              8.77%               10.32%               33               17.54%              20.64%
              36              9.03%               10.69%               36               18.05%              21.37%
              39              9.22%               10.87%               39               18.44%              21.74%
              42              9.36%               11.06%               42               18.73%              22.12%
              45              9.47%               11.17%               45               18.95%              22.34%
              48              9.59%               11.28%               48               19.18%              22.56%
              51              9.63%               11.32%               51               19.26%              22.63%
              54              9.66%               11.39%               54               19.33%              22.78%
              57              9.70%               11.42%               57               19.40%              22.85%
              60              9.70%               11.42%               60               19.40%              22.85%
              63              9.70%               11.42%               63               19.40%              22.85%
              66              9.70%               11.42%               66               19.40%              22.85%
              69              9.70%               11.42%               69               19.40%              22.85%
              72              9.70%               11.42%               72               19.40%              22.85%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:               TRIGGER EVENT         EVENT OF DEFAULT
--------------------------------------------------------------------------------
As of any Determination Date                 8.00%                  10.00%
--------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of October 31, 2003 and were performed in conformity with the Sale and Servicing Agreement dated August 1, 2002.



/s/ Marie E. Persichetti
------------------------------
Marie E. Persichetti
Vice President and Treasurer


/s/ Maureen E. Morley
------------------------------
Maureen E. Morley
Vice President and Controller